Exhibit 10.2
EXECUTION

SEQUOIA MORTGAGE TRUST 2007-3
Mortgage Pass-Through Certificates

UNDERWRITING AGREEMENT

July 25, 2007

The Firm or Firms
of Underwriters named
on the signature page hereof

Ladies and Gentlemen:

Sequoia Residential Funding, Inc., a Delaware corporation (the “Depositor”) and an indirect wholly-owned limited purpose subsidiary of Redwood Trust, Inc., a Maryland corporation (“Redwood Trust”), proposes to cause Sequoia Mortgage Trust 2007-3 (the “Issuing Entity”), a common law trust governed by New York law, to issue and sell to you (each, an “Underwriter”) its Mortgage Pass-Through Certificates, Class 1-A1, Class 1-A2, Class 1-AR, Class 1-XA, Class 1-XB, Class 2A-A1, Class 2A-A2, Class 2-AR, Class 2B-A1, Class 2B-A2, Class 2C-A1, Class 2C-A2, Class 1B-1, Class 1B-2, Class 1B-3, Class 2B-1, Class 2B-2 and Class 2B-3 Certificates (collectively, the “Publicly-Offered Certificates”) having the characteristics set forth in the Final Prospectus, evidencing beneficial ownership interests in the Issuing Entity, the assets of which will consist primarily of four pools: (1) one pool of adjustable rate, fully amortizing mortgage loans secured by first liens on one-to- four family residential properties, (2) one pool of hybrid, fully amortizing mortgage loans secured by first liens on one-to-four family residential properties and bearing interest at a fixed rate for an initial 5-year period and at an adjustable rate thereafter, (3) one pool of hybrid, fully amortizing mortgage loans secured by first liens on one-to-four family residential properties and bearing interest at a fixed rate for an initial 7-year period and at an adjustable rate thereafter and (4) one pool of hybrid, fully amortizing mortgage loans secured by first liens on one-to-four family residential properties and bearing interest at a fixed rate for an initial 10-year period and at an adjustable rate thereafter (collectively, the “Mortgage Loans”). Simultaneously with the issuance and sale of the Publicly-Offered Certificates, the Class 1B-4, Class 1B-5, Class 1B-6, Class 2B-4, Class 2B-5 and Class 2B-6, Class 1-LTR and Class 2-LTR Certificates (together with the Publicly-Offered Certificates, the “Certificates”) are being issued. The Mortgage Loans will have the characteristics described in the Final Prospectus, subject to the variances, ranges, minimums and maximums set forth in the Final Prospectus.

The Issuing Entity will be formed, and the Certificates will be issued, pursuant to a pooling and servicing agreement (the “Pooling and Servicing Agreement”) dated as of July 1, 2007, by and among the Depositor, HSBC Bank USA, National Association, as trustee (the “Trustee”), Wells Fargo Bank, N.A., in the capacities of master servicer (in such capacity, the “Master Servicer”), securities administrator (in such capacity, the “Securities Administrator”), and acknowledged by RWT Holdings, Inc., a Delaware corporation and wholly-owned subsidiary of Redwood Trust, as seller (the “Seller”). On or about July 27, 2007 (the “Closing Date”), the Seller will assign all of its right, title and interest in the Mortgage Loans to the Depositor pursuant to a mortgage loan purchase and sale agreement, dated as of July 1, 2007 (the “Mortgage Loan Purchase Agreement”), between the Seller, as seller, and the Depositor, as purchaser. Pursuant to the Pooling and Servicing Agreement, the Mortgage Loans will, in turn, be assigned by the Depositor to the Trustee for the benefit of the Certificateholders, together with all principal and interest collections received with respect to the Mortgage Loans after July 1, 2007 (the “Cut-off Date”). The Trustee will concurrently with such assignment, authenticate and deliver the Certificates to the Depositor, and the Depositor will sell the Publicly-Offered Certificates to the Underwriters. In addition, pursuant to various assignment, assumption and recognition agreements (collectively, the “Assignment Agreements”), (i) the Seller will assign its rights under various underlying mortgage loan purchase and servicing agreements relating to the Mortgage Loans entered into by the Seller (collectively, the “Underlying Purchase and Servicing Agreements”), to the Depositor and (ii) the Depositor will, in turn, assign its rights under the Underlying Purchase and Servicing Agreements to the Trustee for the benefit of the Certificateholders. The Master Servicer will monitor the servicing of the Mortgage Loans by the servicers pursuant to the provisions of the Pooling and Servicing Agreement.

The Pooling and Servicing Agreement, the Mortgage Loan Purchase Agreement, the Assignment Agreements and this Agreement are sometimes referred to herein collectively as the “Transaction Documents.” Capitalized terms shall have the respective meanings set forth in this Agreement (or by reference to Section 10 hereof) or, if not defined therein, as set forth in the Pooling and Servicing Agreement.
1. Representations and Warranties. The Seller, the Depositor and Redwood Trust, jointly and severally represent and warrant to, and agree with, each Underwriter that:
(i) A registration statement on Form S-3 (File No. 333-132123) relating to mortgage pass-through certificates has been filed with the Securities and Exchange Commission (the “Commission”) and has become effective under the Securities Act of 1933, as amended (the “Securities Act”). Such registration statement as of its effective date, and each amendment thereto and any document incorporated by reference therein and any prospectus included or deemed or retroactively deemed to be a part thereof pursuant to Rule 430A or Rule 430B, as of the date of this Agreement, is hereinafter referred to as the “Registration Statement.” The Registration Statement meets the requirements set forth in Rule 415(a)(1)(x) under the Securities Act. As of the Closing Date, no stop order suspending the effectiveness of such Registration Statement has been issued and no proceedings for that purpose have been initiated or, to the knowledge of the Seller, the Depositor or Redwood Trust, threatened by the Commission. The Depositor proposes to prepare and file with the Commission pursuant to Rule 424 under the Securities Act a final prospectus dated July 26, 2006 (the “Base Prospectus”) to be supplemented by a prospectus supplement dated the date hereof relating to the Publicly-Offered Certificates in the form filed after the date of this Agreement pursuant to Section 424(b) that discloses the public offering price and other final terms of the Publicly-Offered Certificates (together with any revision, amendment or supplement, the “Prospectus Supplement”). The Prospectus Supplement, together with the Base Prospectus, including the documents incorporated therein as of the time of such filing is hereinafter referred to as the “Final Prospectus.” In connection with the offering of the Publicly-Offered Certificates, the Depositor has also prepared a preliminary prospectus supplement dated June 29, 2007, which constitutes a statutory prospectus to be retroactively included in the Registration Statement and has been or will be filed with the Commission pursuant to Rule 424(b) under the Securities Act (the “Preliminary Prospectus Supplement” and together with the Base Prospectus, the “Preliminary Prospectus”). The Preliminary Prospectus and the Final Prospectus separately, are referred to herein as a “Prospectus.” Any reference herein to the Registration Statement or a Prospectus shall be deemed to refer to and include the documents incorporated by reference therein pursuant to Item 12 of Form S-3 which were filed under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), on or before the date on which the Registration Statement, as amended, became effective, or the issue date of the Preliminary Prospectus, or the date on which the Final Prospectus is filed pursuant to Rule 424(b) under the Securities Act, as the case may be; and any reference herein to the terms “amend,” “amendment” or “supplement” with respect to the Registration Statement and each Prospectus shall be deemed to refer to and include any document incorporated by reference therein which is filed under the Exchange Act after the date on which the Registration Statement became effective, the issue date of the Preliminary Prospectus or the date on which a Final Prospectus is filed pursuant to Rule 424(b) under the Securities Act, as the case may be.

(ii) Each of (A) The Registration Statement, as of its effective date, (B) the Preliminary Prospectus, taken together with the static pool information set forth in or referred to under the caption “Static Pool Information” in the Preliminary Prospectus but deemed to be excluded from the Registration Statement and the Preliminary Prospectus pursuant to Item 1105(d) of Regulation AB (the “Designated Static Pool Information”), as of its issue date, and (C) the Final Prospectus, taken together with the Designated Static Pool Information set forth in or referred to under the caption “Static Pool Information” in such Final Prospectus, as of its issue date, as revised, amended or supplemented and filed with the Commission prior to the termination of the offering of the Publicly-Offered Certificates, will conform in all material respects to the requirements of the Securities Act and the rules and regulations (the “Regulations”) of the Commission thereunder applicable to such documents as of their respective dates, and the Registration Statement, the Designated Static Pool Information and the Final Prospectus as revised, amended or supplemented and filed with the Commission as of the Closing Date will conform in all material respects to the requirements of the Securities Act and the Regulations of the Commission applicable to such documents as of the Closing Date. None of (A) the Registration Statement, at the time it became effective and as of the Closing Date, (B) the Preliminary Prospectus, taken together with the Designated Static Pool Information, as of its issue date, or (C) the Final Prospectus, taken together with the Designated Static Pool Information, as of its issue date, as of the date of any Contract of Sale, and as of the Closing Date, contained or will contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that the Seller, the Depositor and Redwood Trust make no representations, warranties or agreements as to the information contained in a Prospectus or any revision or amendment thereof or supplement thereto (in the case of the Final Prospectus) in reliance upon and in conformity with information furnished in writing to the Depositor by or on behalf of any Underwriter specifically for use in connection with the preparation of a Prospectus or any revision or amendment thereof or supplement thereto (in the case of the Final Prospectus), such information being defined as the “Underwriter Information” in Section 10 hereof.

If, subsequent to the date of this Agreement, the Depositor and the Underwriters determine that such information included an untrue statement of material fact or omitted to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading and terminate their old Contracts of Sale and enter into new Contracts of Sale with investors in the Publicly-Offered Certificates, then the Preliminary Prospectus and the Designated Static Pool Information will refer to the information agreed upon in writing by the Depositor and the Underwriters and conveyed to purchasers at the time of entry into the first such new Contract of Sale, including any information that corrects such material misstatements or omissions (“Corrective Information”) and the date of each affected Contract of Sale will refer to the time and date agreed upon by the Depositor and the Underwriters.

(iii) The conditions to the use by the Depositor of a registration statement on Form S-3 under the Securities Act, as set forth in the General Instructions to Form S-3, have been satisfied with respect to the Registration Statement. There are no contracts or documents of the Depositor which are required to be filed as exhibits to the Registration Statement pursuant to the Securities Act or the Regulations of the Commission thereunder which have not been so filed.
(iv) (A) At the time of the filing of the Registration Statement and (B) at the date of this Agreement, the Depositor was not and is not an “ineligible issuer,” as defined in Rule 405 under the Securities Act.
(v) As of the date hereof, as of the date of any Contract of Sale (if dated prior to the date hereof) and at all subsequent times through the completion of the public offer and sale of the Publicly-Offered Certificates, the Preliminary Prospectus issued at or prior to the date hereof, any Issuer Information or the Seller Mortgage Loan Information (each as defined below) contained in a Free Writing Prospectus did not include any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

(vi) The Publicly-Offered Certificates conform in all material respects to the description thereof contained in the Final Prospectus. The issuance of the Publicly-Offered Certificates has been authorized, and on the Closing Date the Publicly-Offered Certificates will have been duly and validly executed, authenticated and delivered in accordance with the Pooling and Servicing Agreement and delivered to the Underwriters for the account of the Underwriters against payment therefor as provided herein, and such Certificates will be duly and validly issued and outstanding and entitled to the benefits afforded by the Pooling and Servicing Agreement. Each Publicly-Offered Certificate of the Class (or if applicable, Classes) or type indicated to be “mortgage related securities” under the heading “Summary of Terms — Legal Investment” in the Prospectus Supplement will, when issued, be a “mortgage related security” as such term is defined in Section 3(a)(41) of the Exchange Act.
(vii) This Agreement has been duly authorized, executed and delivered by each of the Seller, the Depositor and Redwood Trust, and as of the Closing Date, each of the other Transaction Documents to which the Seller, the Depositor or Redwood Trust is a party will have been, duly authorized, executed and delivered by the Seller, the Depositor or Redwood Trust, as applicable, and will conform in all material respects to the descriptions thereof contained in the Final Prospectus and, assuming the valid execution and delivery thereof by the other parties thereto, each Transaction Document to which Redwood Trust, the Seller or the Depositor is a party will constitute a legal, valid and binding agreement of the Seller, the Depositor or Redwood Trust, as applicable, enforceable in accordance with its terms, except as the same may be limited by bankruptcy, insolvency, reorganization or other similar laws affecting creditors’ rights generally and by general principles of equity.

(viii) Each of the Seller, the Depositor and Redwood Trust has been duly incorporated and is validly existing as a corporation in good standing under the laws of its respective State of incorporation, and each of the Seller, the Depositor and Redwood Trust is duly qualified to do business as a foreign corporation and is in good standing under the laws of each jurisdiction where the character of its respective properties or the nature of its respective activities makes such qualification necessary, except such jurisdictions, if any, in which the failure to be so qualified will not have a material adverse effect on the condition (financial or otherwise), earnings, regulatory affairs, business affairs, business prospects or properties of Redwood Trust, the Seller or the Depositor; each of Redwood Trust, the Seller and the Depositor holds all material licenses, certificates and permits from all governmental authorities necessary for the conduct of its respective business as described in the Final Prospectus; and each of the Seller, the Depositor and Redwood Trust has the corporate power and authority to own its respective properties and conduct its respective business as described in the Final Prospectus and to enter into and perform its respective obligations under each Transaction Document to which it is a party.
(ix) Neither the issuance, delivery or sale of the Publicly-Offered Certificates, nor the consummation of any other of the transactions contemplated herein, nor the execution and delivery of the Transaction Documents by the Seller, the Depositor or Redwood Trust, as applicable, and compliance with the provisions of the Transaction Documents, does or will conflict with or result in the breach of any material term or provision of the certificate of incorporation or by-laws of the Seller, the Depositor, or Redwood Trust, and none of the Seller, the Depositor or Redwood Trust is in breach or violation of or in default (nor has an event occurred which with notice or lapse of time or both would constitute a default) under the terms of (i) any indenture, contract, lease, mortgage, deed of trust, note, agreement or other evidence of indebtedness or other agreement, obligation or instrument to which the Seller, the Depositor or Redwood Trust is a party or by which it or its respective properties are bound, or (ii) any law, decree, order, rule or regulation applicable to the Seller, the Depositor or Redwood Trust of any court or supervisory, regulatory, administrative or governmental agency, body or authority, or arbitrator having jurisdiction over the Seller, the Depositor or Redwood Trust, or its respective properties, the default, breach or violation of which would have a material adverse effect on the Depositor, Redwood Trust, the Issuing Entity or the Certificates or on the ability of the Seller, the Depositor or Redwood Trust to perform its respective obligations under the Transaction Documents to which it is a party; and none of the delivery of the Certificates, the consummation of any other of the transactions contemplated herein, or the compliance with the provisions of the Transaction Documents will result in such a default, breach or violation or which would have such a material adverse effect.

(x) No filing or registration with, notice to, or consent, approval, authorization or order or other action of any court or governmental authority or agency is required for the consummation by the Seller, the Depositor or Redwood Trust of the transactions contemplated by the Transaction Documents to which it is a party (other than as required under “blue sky” or state securities laws, as to which no representations and warranties are made by the Seller, the Depositor or Redwood Trust), except such as have been, or will have been prior to the Closing Date, obtained under the Securities Act, and such recordations of the assignment of the Mortgage Loans to the Trustee (to the extent such recordations are required pursuant to the Pooling and Servicing Agreement) that have not yet been completed.

(xi) There is no action, order, suit or proceeding before or by any court, administrative or governmental agency now pending to which the Seller, the Depositor or Redwood Trust is a party, or to the best knowledge of each of the Seller, the Depositor or Redwood Trust, threatened against the Seller, the Depositor or Redwood Trust, which could reasonably result individually or in the aggregate in any material adverse change in the condition (financial or otherwise), earnings, regulatory affairs, business affairs, business prospects or properties of the Seller, the Depositor or Redwood Trust or could reasonably interfere with or materially and adversely affect the consummation of the transactions contemplated by the Transaction Documents.
(xii) At the time of execution and delivery of the Mortgage Loan Purchase Agreement between the Seller and the Depositor, the Seller will own the Mortgage Loans being sold to the Depositor pursuant thereto, free and clear of any lien, mortgage, pledge, charge, encumbrance, adverse claim or other security interest (collectively “Liens”), except to the extent permitted by the Mortgage Loan Purchase Agreement, and will not have assigned to any person other than the Depositor any of its right, title or interest in the Mortgage Loans.
(xiii) Immediately prior to the assignment of the Mortgage Loans by the Depositor to the Trustee as contemplated by the Pooling and Servicing Agreement, the Depositor (i) will have good title to and be the sole owner of, each such Mortgage Loan free and clear of any Lien, (ii) will not have assigned to any Person any of its rights, title or interest in and to such Mortgage Loans or in the Underlying Purchase and Servicing Agreements and (iii) will have the power and authority to sell such Mortgage Loans to the Trustee, and upon execution and delivery of the Pooling and Servicing Agreement by the Trustee, the Trustee will have acquired all of the Depositor’s right, title and interest in and to such Mortgage Loans.

(xiv) Any taxes, fees and other governmental charges in connection with the execution, delivery and issuance of the Transaction Documents and the Certificates have been or will be paid by the Seller, the Depositor or Redwood Trust at or prior to the Closing Date, except (if applicable) for fees for recording assignments of the Mortgage Loans to the Trustee pursuant to the Pooling and Servicing Agreement that have not yet been completed, which fees will be paid by or on behalf of Redwood Trust.
(xv) The Mortgage Loans conform in all material respects to the description thereof contained in the Final Prospectus.
(xvi) Neither the Depositor nor the Issuing Entity is, and neither the issuance and sale of the Certificates nor the activities of the Issuing Entity pursuant to the Pooling and Servicing Agreement will cause the Depositor or the Issuing Entity to be, an “investment company” or under the interest of an “investment company” as such terms are defined in the Investment Company Act of 1940, as amended (the “Investment Company Act”).
(xvii) None of the Seller, the Depositor or Redwood Trust is doing business with Cuba.

(xviii) As of the date of delivery, any Seller Mortgage Loan Information provided to the Underwriters is true and correct in all material respects, or if there is any material error in any Seller Mortgage Loan Information, the Depositor or the Seller has promptly provided corrected information to the Underwriters.
2. Purchase and Sale. Subject to the terms and conditions and in reliance upon the representations and warranties set forth herein, the Depositor agrees to sell, and each Underwriter agrees, severally and not jointly, to purchase from the Depositor, each Class of Publicly-Offered Certificates to be purchased by such Underwriter, in the respective initial Class Principal Amounts, and at the respective purchase price for each Underwriter, as set forth on Schedule 1 annexed hereto (including accrued interest from and including the Cut-off Date to, but not including, the Closing Date, except in the case of the Class 1-A1, Class 1-A2, Class 1-B1 and Class 1-B2 Certificates).
3. Delivery and Payment. The Publicly-Offered Certificates shall be delivered at the office, on the date and at the time specified in the Final Prospectus, which place, date and time may be changed by agreement between the Underwriters and the Depositor. Delivery of the Publicly-Offered Certificates shall be made to each of the Underwriters as against their respective payment of the purchase price therefor to or upon the order of the Issuing Entity in immediately available federal funds. The Publicly-Offered Certificates shall be registered in such names and in such denominations as required by book-entry registration not less than two full business days prior to the Closing Date. The Depositor agrees to cause the Publicly-Offered Certificates to be made available for inspection, checking and packaging in New York, New York on the business day prior to the Closing Date.

4. Offering Procedures. It is understood that the Underwriters propose to offer the Publicly-Offered Certificates for sale as set forth in the Final Prospectus and that you will not offer, sell or otherwise distribute the Publicly-Offered Certificates (except for the sale thereof in exempt transactions) in any state in which the Publicly-Offered Certificates are not exempt from registration under “blue sky” or state securities laws (except where the Publicly-Offered Certificates will have been qualified for offering and sale at your direction under such “blue sky” or state securities laws).
Neither the Depositor nor any Underwriter will disseminate to any potential investor information relating to the Publicly-Offered Certificates that constitutes a “written communication” within the meaning of Rule 405 under the Securities Act, other than the Preliminary Term Sheet, each Prospectus and, in the case of the Underwriters, Derived Information or Custom Loan Information, unless (i) if an Underwriter seeks to disseminate such information, such Underwriter has obtained the prior consent of the Depositor, or (ii) if the Depositor seeks to disseminate such information, the Depositor has notified the Underwriters.
An Underwriter may convey Derived Information or Custom Loan Information to a potential investor prior to entering into a Contract of Sale with such investor; provided, however, that Derived Information shall not be distributed in a manner reasonably designed to lead to its broad unrestricted dissemination within the meaning of Rule 433(d) under the Securities Act. Each Underwriter shall deliver to the Depositor and its counsel a copy, in electronic form, of each Free Writing Prospectus disseminated by such Underwriter that is required to be filed with the Commission, not later than one business day prior to the date on which such Free Writing Prospectus is required under the Regulations to be so filed. Each Underwriter will comply with the requirements of Rule 433(g) applicable to any Free Writing Prospectus, including document retention and record-keeping.

The Depositor represents that it has treated and agrees that it will treat each Free Writing Prospectus as an “issuer free writing prospectus,” as defined in Rule 433, and has complied and will comply with the requirements of Rule 433 applicable to any Free Writing Prospectus, including timely Commission filing where required, legending and record-keeping.
Neither the Depositor nor any Underwriter shall disseminate or file with the Commission any information relating to Publicly-Offered Certificates in reliance on Rule 167 or 426 under the Securities Act, nor shall any Underwriter disseminate any Free Writing Prospectus in a manner reasonably designed to lead to its broad unrestricted dissemination within the meaning of Rule 433(d) under the Securities Act.
Prior to or simultaneously with entering into a Contract of Sale, each Underwriter shall deliver to the related purchaser a copy of the Final Prospectus, or if prior to the date hereof, a copy of the Preliminary Prospectus, in the form that such Underwriter and the Depositor have agreed most recently prior thereto shall be used for offers and sales of the Publicly-Offered Certificates. Each confirmation of sale with respect to the Publicly-Offered Certificates delivered by an Underwriter shall, if such confirmation of sale is not preceded or accompanied by delivery of the Final Prospectus, include a legend to the following effect, or a similar legend, in compliance with Rule 173 under the Securities Act:
Rule 173 notice: This security was sold pursuant to an effective registration statement that is on file with the SEC. You may request a copy of the Prospectus at www.sec.gov, or by calling 1-800-323-5678.
5. Agreements.
The Depositor agrees with each Underwriter that:

(i) The Depositor will cause the Preliminary Prospectus and the Final Prospectus to be filed with the Commission pursuant to Rule 424(b) under the Securities Act not later than 9:00 a.m. (New York time) on the Closing Date, will promptly advise each Underwriter when such Prospectus has been so filed, and, prior to the termination of the offering of the Publicly-Offered Certificates, will also promptly advise each Underwriter (i) when any amendment to the Registration Statement has become effective or any revision of or supplement to the Final Prospectus has been so filed (unless such amendment, revision or supplement does not relate to the Publicly-Offered Certificates or the Issuing Entity), (ii) of any request by the Commission for any amendment of the Registration Statement or any Final Prospectus or for any additional information (unless such amendment or request for additional information does not relate to the Publicly-Offered Certificates or the Issuing Entity), (iii) of any written notification received by the Depositor of the suspension of qualification of the Publicly-Offered Certificates for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose and (iv) of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or the institution or, to the knowledge of the Depositor, the threatening of any proceeding for that purpose. The Depositor will use its best efforts to prevent the issuance of any such stop order and, if issued, to obtain as soon as possible the withdrawal thereof. The Depositor will not file prior to the termination of such offering any amendment to the Registration Statement or any revision of or supplement to the Final Prospectus (other than any such amendment, revision or supplement which does not relate to Publicly-Offered Certificates or the Issuing Entity) which shall be disapproved by the Underwriters after reasonable notice and review of such filing.

(ii) If, at any time when a prospectus relating to the Publicly-Offered Certificates is required to be delivered under the Securities Act, (i) any event occurs as a result of which the Final Prospectus (including in each case, the Designated Static Pool Information) or the Preliminary Prospectus (if used by the Underwriters to enter into a Contract of Sale) as then amended or supplemented would include any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein in the light of the circumstances under which they were made not misleading, or (ii) it shall be necessary to revise, amend or supplement the Final Prospectus to comply with the Securities Act or the Regulations of the Commission thereunder, the Depositor promptly will notify each Underwriter and will, upon the request of any Underwriter, or may, after consultation with each Underwriter, prepare and file with the Commission a revision, amendment or supplement which will correct such statement or omission or effect such compliance, and furnish without charge to each Underwriter as many copies as such Underwriter may from time to time reasonably request of an amended Final Prospectus or the Preliminary Prospectus (if used by the Underwriters to enter into a Contract of Sale) or a supplement to the Final Prospectus or the Preliminary Prospectus (if used by the Underwriters to enter into a Contract of Sale) which will correct such statement or omission or effect such compliance.
(iii) The Depositor will furnish to each Underwriter and counsel to the Underwriters, without charge, conformed copies of the Registration Statement (including exhibits thereto) and, so long as delivery of a prospectus relating to the Publicly-Offered Certificates is required under the Securities Act, as many copies of the Preliminary Prospectus, the Final Prospectus and any revisions or amendments thereof or supplements thereto as may be reasonably requested.

(iv) The Depositor will, as between itself and the Underwriters, pay all expenses incidental to the performance of the obligations of the Depositor, the Seller or Redwood Trust under this Agreement, including without limitation (i) expenses of preparing, printing and reproducing the Registration Statement, the Preliminary Prospectus, the Final Prospectus, any Free Writing Prospectuses, the Transaction Documents and the Certificates, (ii) the cost of delivering the Publicly-Offered Certificates to the Underwriters, (iii) the fees charged by securities rating agencies for rating the Publicly-Offered Certificates, (iv) all transfer taxes, if any, with respect to the sale and delivery of the Publicly-Offered Certificates to the Underwriters, (v) any expenses for the qualification of the Publicly-Offered Certificates under “blue sky” or state securities laws, including filing fees and the fees and disbursements of counsel for such Underwriter in connection therewith and in connection with the preparation of any Blue Sky Survey, (vi) all other costs and expenses incidental to the performance by the Depositor, the Seller or Redwood Trust of their respective obligations hereunder which are not otherwise specifically provided for in this subsection, (vii) the fees of any counsel to the Underwriters, including the fees incurred in connection with the review of the Transaction Documents and the preparation of the Underwriting Agreement and the legal opinions and (viii) the fees of any accountants in connection with preparation of any comfort letters in connection with a Prospectus or with respect to Designated Static Pool Information. In addition, it is understood that, except as provided in this paragraph (iv) and in Section 9 hereof, the Underwriters will pay all the following additional expenses: (i) any transfer taxes on resale of any of the Publicly-Offered Certificates by them and (ii) any advertising expenses connected with any offers that such Underwriters may make.

(v) So long as any Publicly-Offered Certificates are outstanding, upon request of any Underwriter, the Depositor will furnish, or will cause to be furnished, to such Underwriter, as soon as available, a copy of (i) the annual statement of compliance prepared by the Master Servicer and the servicers pursuant to the Pooling and Servicing Agreement or the Assignment Agreements, respectively, (ii) each report regarding the Publicly-Offered Certificates filed with the Commission under the Exchange Act or mailed to the holders of the Publicly-Offered Certificates and (iii) from time to time, such other information concerning the Publicly-Offered Certificates which may be furnished by the Depositor or the Trustee without undue expense and without violation of applicable law.
(vi) [Reserved]
(vii) For a period ending on the Closing Date, the Depositor shall not offer or sell, or announce the offering of, or cause any trust created by the Depositor to offer or sell, or announce the offering of, any mortgage pass-through certificates or other similar mortgage-related securities, without the prior written consent of the Underwriters.
(viii) The Depositor has prepared the Preliminary Prospectus described in Section 1(i) relating to the Publicly-Offered Certificates, in a form consented to by the Underwriters, and has filed or will file the Preliminary Prospectus within the period required by Rule 424(b).

(ix) All written and graphic communications relating to the Publicly-Offered Certificates used prior to the availability of a Prospectus will comply with the requirements of Rule 433, including the inclusion of the legend required by Rule 433(c)(2).
Redwood Trust covenants with each Underwriter and with the Depositor that it shall notify you and the Depositor of the occurrence of any material events respecting the activities, affairs or condition, financial or otherwise, of Redwood Trust and its subsidiaries and, if as a result of any such event it is necessary to amend or supplement any Prospectus in order to make such Prospectus not misleading in the light of the circumstances existing at the time it is delivered to a purchaser, Redwood Trust will forthwith supply such information to the Depositor as shall be necessary for the Depositor to prepare an amendment or supplement to such Prospectus so that, as so amended or supplemented, such Prospectus (including in each case, the Designated Static Pool Information) will not contain an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances existing at the time it is delivered to a purchaser, not misleading.
6. Conditions to the Obligations of Underwriters. The obligation of each Underwriter to purchase the Publicly-Offered Certificates to be purchased by it as set forth on Schedule 1 annexed hereto shall be subject to the accuracy in all material respects of the representations and warranties on the part of the Seller, the Depositor and Redwood Trust contained herein as of the date hereof and as of the Closing Date, to the accuracy of the statements of the Seller, the Depositor and Redwood Trust made in any officer’s certificate pursuant to the provisions hereof, to the performance in all material respects by the Seller, the Depositor and Redwood Trust of its obligations hereunder and to the following additional conditions:

No stop order suspending the effectiveness of the Registration Statement shall have been issued and no proceedings for that purpose shall have been instituted and be pending or shall have been threatened, any requests for additional information on the part of the Commission (to be included in the Registration Statement or in a Prospectus or otherwise) shall have been complied with to the reasonable satisfaction of the Underwriters, and the Preliminary Prospectus and the Final Prospectus shall have been filed or transmitted for filing with the Commission not later than the time the same is required to be filed or transmitted for filing pursuant to the Regulations of the Commission.
Each of the Depositor and the Seller shall have furnished to the Underwriters a certificate, dated the Closing Date, signed by the Chairman of the Board or the President and the principal financial or accounting officer of such entity, to the effect that each signer of such certificate has carefully examined the Registration Statement, the Final Prospectus, the Preliminary Prospectus, the Designated Static Pool Information and this Agreement and that:
(i) The representations and warranties made by such entity herein are true and correct in all material respects on and as of the Closing Date with the same effect as if made on the Closing Date, and such entity has complied with all agreements and satisfied all the conditions on its part to be performed or satisfied at or prior to the Closing Date;
(ii) No stop order suspending the effectiveness of the Registration Statement has been issued, and no proceedings for that purpose have been instituted and are pending or, to the knowledge of such officer, have been threatened as of the Closing Date;
(iii) Nothing has come to the attention of such officer that would lead such officer to believe that the Preliminary Prospectus or the Final Prospectus (including in each case, the Designated Static Pool Information) contains any untrue statement of a material fact or omits to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; and

(iv) Nothing has come to the attention of such officer that would lead such officer to believe that any Seller Mortgage Loan Information contains any untrue statement of a material fact or, in conjunction with the Preliminary Prospectus or the Final Prospectus (including in each case, the Designated Static Pool Information), omits any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.
Redwood Trust shall have furnished to the Underwriters a certificate, dated the Closing Date, of Redwood Trust, signed by the Chairman of the Board or President and the principal financial or accounting officer of Redwood Trust, to the effect that each signer of such certificate has carefully examined the Registration Statement, the Preliminary Prospectus, the Final Prospectus, the Designated Static Pool Information and this Agreement and that:
(v) The representations and warranties of Redwood Trust herein are true and correct in all material respects on and as of the Closing Date with the same effect as if made on the Closing Date, and Redwood Trust has complied with all agreements and satisfied all the conditions on its part to be performed or satisfied at or prior to the Closing Date;
(vi) No stop order suspending the effectiveness of the Registration Statement has been issued, and no proceedings for that purpose have been instituted and are pending or, to the knowledge of such officer, have been threatened as of the Closing Date; and

(vii) Nothing has come to the attention of such officer that would lead such officer to believe that the Preliminary Prospectus or the Final Prospectus (including in each case, the Designated Static Pool Information) contains any untrue statement of a material fact or omits to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.
Each of the Depositor and the Seller shall have furnished to you an opinion, dated the Closing Date, of Tobin & Tobin, special counsel to the Depositor and the Seller, in form and substance satisfactory to the Underwriters and counsel to the Underwriters, to the effect that:
(viii) Such entity has been duly incorporated, is validly existing as a corporation in good standing under the laws of the State of its incorporation and is duly qualified to do business in, and is in good standing as a foreign corporation under the laws of, each jurisdiction where the character of its properties or the nature of its activities makes such qualification necessary, except such jurisdictions, if any, in which the failure to be so qualified will not have a material adverse effect on the condition (financial or otherwise), earnings, regulatory affairs, business affairs, business prospects or properties of such entity; and such entity holds all material licenses, certificates and permits from all governmental authorities necessary for the conduct of its business as described in the Final Prospectus;
(ix) No filing or registration with, notice to, or consent, approval, authorization, order or other action of any governmental agency or body or any court is required for the consummation by such entity of the transactions contemplated by the terms of the Transaction Documents to which it is a party except such as may be required under the “blue sky” or state securities laws of any jurisdiction in connection with the offering, sale or acquisition of the Publicly-Offered Certificates, any recordations of the Mortgage Loans to the Trustee (to the extent such recordations are required pursuant to the Pooling and Servicing Agreement) that have not yet been completed and such other approvals as have been obtained;

(x) The issuance, delivery and sale of the Publicly-Offered Certificates to be purchased by the Underwriters pursuant to this Agreement, the execution and delivery of the Transaction Documents by such entity and the consummation of any of the transactions contemplated by the terms of the Transaction Documents do not conflict with or result in a breach or violation of any material term or provision of, or constitute a default under, the certificate of incorporation or by-laws of such entity, or any indenture, contract, lease, mortgage, deed of trust, note, agreement or other evidence of indebtedness or other agreement, obligation or instrument to which such entity is a party or by which it or its property is bound, or any statute or any law, decree, order, rule or regulation applicable to such entity of any court, regulatory body, administrative agency or governmental body having jurisdiction over such entity or its properties;
(xi) There are no legal or governmental actions, investigations or proceedings pending to which such entity is a party, or, to the best knowledge of such counsel, threatened against the such entity, (A) asserting the invalidity of any Transaction Document or the Certificates, (B) seeking to prevent the issuance of the Certificates or the consummation of any of the transactions contemplated by any Transaction Document, (C) which might materially and adversely affect the performance by such entity of its respective obligations under, or the validity or enforceability of, any Transaction Document or the Certificates or (D) seeking to affect adversely the Federal income tax attributes of the Publicly-Offered Certificates as described in the Final Prospectus under the heading “Material Federal Income Tax Consequences” or the state income tax attributes of the Publicly-Offered Certificates as described in the Final Prospectus under the heading “State Tax Considerations;”

(xii) The Registration Statement and any amendments thereto have become effective under the Securities Act; to the best knowledge of such counsel, no stop order suspending the effectiveness of the Registration Statement has been issued and not withdrawn, no proceedings for that purpose have been instituted or threatened and not terminated; and the Registration Statement and each Prospectus and each amendment or supplement thereto (in the case of the Registration Statement and the Final Prospectus), as of their respective effective or issue dates (other than the financial and statistical information contained therein as to which such counsel need express no opinion), complied as to form in all material respects with the applicable requirements of the Securities Act and the respective rules and regulations thereunder;
(xiii) To the best knowledge of such counsel, there are no material contracts, indentures or other documents of a character required to be described or referred to in the Registration Statement or any Prospectus or to be filed as exhibits to the Registration Statement other than those described or referred to therein or filed or incorporated by reference as exhibits thereto;
(xiv) Each Transaction Document to which such entity is a party has been duly authorized, executed and delivered by such entity and constitutes a valid, legal and binding agreement of such entity enforceable against such entity in accordance with its terms, subject, as to enforceability to bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting creditors’ rights generally and to general principles of equity regardless of whether enforcement is sought in a proceeding in equity or at law;

(xv) The direction by the Depositor to the Trustee to execute, authenticate and deliver the Publicly-Offered Certificates has been duly authorized by the Depositor, and the Publicly-Offered Certificates, when authenticated by the Trustee in the manner anticipated by the Pooling and Servicing Agreement and delivered and paid for by you as provided in this Agreement, will be validly issued and outstanding and entitled to the benefits of the Pooling and Servicing Agreement;
(xvi) The Publicly-Offered Certificates and the Transaction Documents conform in all material respects to the descriptions thereof contained in the Final Prospectus;
(xvii) The statements in the Final Prospectus under the headings “Certain Legal Aspects of the Loans” and “Legal Investment,” to the extent that they constitute matters of law or legal conclusions with respect thereto, have been reviewed by such counsel and are correct in all material respects;
(xviii) The Publicly-Offered Certificates indicated under the heading “Summary of Terms — Legal Investment” in the Final Prospectus to be “mortgage related securities” will be mortgage related securities, as defined in Section 3(a)(41) of the Exchange Act, so long as such Publicly-Offered Certificates are rated in one of the two highest rating categories by at least one nationally recognized statistical rating organization; and

(xix) The Pooling and Servicing Agreement is not required to be qualified under the Trust Indenture Act of 1939, as amended, and neither the Depositor nor the Issuing Entity is required to be registered as an “investment company” under the 1940 Act.
Such opinion of counsel shall also include negative assurances with respect to the Preliminary Prospectus and the Final Prospectus.
Such opinion may express its reliance as to factual matters on the representations and warranties made by, and on certificates or other documents furnished by officers of, the parties to the Transaction Documents. Such opinion may assume the due authorization, execution and delivery of the instruments and documents referred to therein by the parties thereto other than the Seller, the Depositor and Redwood Trust. Such opinion may be qualified as an opinion only on the laws of the States of New York, California and Delaware and the federal law of the United States. To the extent that such firm relies upon the opinion of other counsel in rendering any portion of its opinion, the opinion of such other counsel shall be attached to and delivered with the opinion of such firm that is delivered to you.
The Depositor shall have furnished to the Underwriters an opinion, dated the Closing Date, of Chapman and Cutler LLP, special tax counsel to the Depositor, in form and substance satisfactory to the Underwriters and counsel to the Underwriters, to the effect that:
(xx) the statements in the Final Prospectus under the heading “Material Federal Income Tax Consequences,” as supplemented or modified by the statements in the Prospectus Supplement under the heading “Federal Income Tax Consequences,” to the extent that they constitute matters of law or legal conclusions with respect to Federal income tax matters, are correct in all material respects;

(xxi) each segregated asset pool for which the Pooling and Servicing Agreement directs the Trustee to make a REMIC election will qualify as a REMIC within the meaning of Section 860D of the Code;
(xxii) the Reserve Fund is an “outside reserve fund” that is beneficially owned by the owners of the Class 1-XA and Class 1-XB Certificates, as applicable; and
(xxiii) the rights of the owners of the Class 1-A1, Class 1-A2, Class 1-B1 and Class 1-B2 Certificates with respect to the Reserve Fund represent, for federal income tax purposes, contractual rights that are separate from their regular interests within the meaning of Treasury Regulations Section 1.860G-2(i)
Redwood Trust shall have furnished to the Underwriters an opinion, dated the Closing Date, of Tobin & Tobin, special counsel to Redwood Trust, in form and substance satisfactory to the Underwriters and counsel to the Underwriters, to the effect that:
(xxiv) Redwood Trust has been duly incorporated and is validly existing as a corporation in good standing under the laws of the State of Maryland and is duly qualified to do business in, and is in good standing as a foreign corporation under the laws of, each jurisdiction where the character of its properties or the nature of its activities makes such qualification necessary, except such jurisdictions, if any, in which the failure to be so qualified will not have a material adverse effect on the condition (financial or otherwise), earnings, regulatory affairs, business affairs, business prospects or properties of Redwood Trust; and Redwood Trust holds all material licenses, certificates and permits from all governmental authorities necessary for the conduct of its business as described in the Final Prospectus;

(xxv) Each Transaction Document to which Redwood Trust is a party has been duly authorized, executed and delivered by Redwood Trust and constitutes a valid, legal and binding agreement of Redwood Trust, enforceable against Redwood Trust in accordance with its terms, subject, as to enforceability to bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting creditors’ rights generally and to general principles of equity regardless of whether enforcement is sought in a proceeding in equity or at law;
(xxvi) No consent, approval, authorization or order of any court or governmental agency or body is required for the consummation by Redwood Trust of the transactions contemplated by the terms of the Transaction Documents to which Redwood Trust is a party except such as may be required under the “blue sky” or state securities laws of any jurisdiction in connection with the offering, sale or acquisition of the Publicly-Offered Certificates, any recordations of the assignment of the Mortgage Loans to the Trustee (to the extent such recordations are required pursuant to the Pooling and Servicing Agreement) that have not yet been completed and such other approvals as have been obtained;
(xxvii) The consummation of any of the transactions contemplated by the terms of the Transaction Documents to which Redwood Trust is a party do not conflict with or result in a breach or violation of any material term or provision of, or constitute a default under, the charter or by-laws of Redwood Trust, or, to the best knowledge of such counsel, any indenture or other agreement or instrument to which Redwood Trust is a party or by which it is bound, or any statute or regulation applicable to Redwood Trust or any order of any court, regulatory body, administrative agency or governmental body having jurisdiction over Redwood Trust; and

(xxviii) There are no legal or governmental actions, investigations or proceedings pending to which Redwood Trust is a party, or, to the best knowledge of such counsel, threatened against Redwood Trust, (A) asserting the invalidity of any Transaction Document to which Redwood Trust is a party or (B) which might materially and adversely affect the performance by Redwood Trust of its obligations under, or the validity or enforceability of any Transaction Document to which Redwood Trust is a party.
Such opinion may express its reliance as to factual matters on the representations and warranties made by, and on certificates or other documents furnished by officers of, the parties to the Transaction Documents. Such opinion may assume the due authorization, execution and delivery of the instruments and documents referred to therein by the parties thereto other than Redwood Trust, the Seller and the Depositor. Such opinion may be qualified as an opinion only on the laws of the States of Maryland, New York and California and the federal law of the United States. To the extent that such counsel relies upon the opinion of other counsel in rendering any portion of its opinion, the opinion of such other counsel shall be attached to and delivered with the opinion of such counsel that is delivered to the Underwriters.
The Trustee shall have furnished to the Underwriters an opinion, dated the Closing Date, of Pryor Cashman Sherman & Flynn LLP, counsel to the Trustee, in form and substance satisfactory to the Underwriters and counsel to the Underwriters, to the effect that:
(xxix) The Trustee has been duly organized and is validly existing as a national banking association duly organized under the laws of the United States of America, and is duly qualified to do business in each jurisdiction where the character of its properties or the nature of its activities makes such qualification necessary, except such jurisdictions, if any, in which the failure to be so qualified will not have a material adverse effect on the condition (financial or otherwise), earnings, regulatory affairs, business affairs, business prospects or properties of the Trustee; and the Trustee holds all material licenses, certificates and permits from all governmental authorities necessary for the conduct of its business as described in the Final Prospectus;

(xxx) The Pooling and Servicing Agreement has been duly authorized, executed and delivered by the Trustee and constitutes a valid, legal and binding agreement of the Trustee, enforceable against the Trustee in accordance with its terms, subject, as to enforceability to bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting creditors’ rights generally and to general principles of equity regardless of whether enforcement is sought in a proceeding in equity or at law;
(xxxi) No consent, approval, authorization or order of any court or governmental agency or body is required for the consummation by the Trustee of the transactions contemplated by the terms of the Pooling and Servicing Agreement, except any such as may be required under the “blue sky” or state securities laws of any jurisdiction in connection with the offering, sale or acquisition of the Publicly-Offered Certificates, any recordations of the assignment of the Mortgage Loans to the Trustee (to the extent such recordations are required pursuant to the Pooling and Servicing Agreement) that have not yet been completed and such other approvals as have been obtained; and
(xxxii) The consummation of any of the transactions contemplated by the Pooling and Servicing Agreement do not conflict with or result in a breach or violation of any material term or provision of, or constitute a default under, the charter or by-laws of the Trustee, or, to the best knowledge of such counsel, any indenture or other agreement or instrument to which the Trustee is a party or by which it is bound, or any statute or regulation applicable to the Trustee or any order of any court, regulatory body, administrative agency or governmental body having jurisdiction over the Trustee.

Such opinion may express its reliance as to factual matters on the representations and warranties made by, and on certificates or other documents furnished by officers of, the parties to the Transaction Documents. Such opinion may assume the due authorization, execution and delivery of the instruments and documents referred to therein by the parties thereto other than the Trustee. Such opinion may be qualified as an opinion only on the laws of the States of New York and Delaware and the federal law of the United States. To the extent that such counsel relies upon the opinion of other counsel in rendering any portion of its opinion, the opinion of such other counsel shall be attached to and delivered with the opinion of such counsel that is delivered to the Underwriters.
The Master Servicer and the Securities Administrator shall have furnished to the Underwriters an opinion, dated the Closing Date, of in-house counsel to the Master Servicer and Hunton & Williams LLP, counsel to such parties, in form and substance satisfactory to the Underwriters and counsel to the Underwriters, to the effect that:
(xxxiii) Each of the Master Servicer and the Securities Administrator has been duly organized and is validly existing as a national banking association under the laws of the United States of America, and is duly qualified to do business in each jurisdiction where the character of its properties or the nature of its activities makes such qualification necessary, except such jurisdictions, if any, in which the failure to be so qualified will not have a material adverse effect on the condition (financial or otherwise), earnings, regulatory affairs, business affairs, business prospects or properties of the such party; and such party holds all material licenses, certificates and permits from all governmental authorities necessary for the conduct of its business as described in the Final Prospectus;

(xxxiv) The Pooling and Servicing Agreement has been duly authorized, executed and delivered by each of the Master Servicer and the Securities Administrator and constitutes a valid, legal and binding agreement of the such party, enforceable against such party in accordance with its terms, subject, as to enforceability to bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting creditors’ rights generally and to general principles of equity regardless of whether enforcement is sought in a proceeding in equity or at law;
(xxxv) No consent, approval, authorization or order of any court or governmental agency or body is required for the consummation by any of the Master Servicer or the Securities Administrator of the transactions contemplated by the terms of the Pooling and Servicing Agreement;
(xxxvi) The consummation of any of the transactions contemplated by the terms of the Pooling and Servicing Agreement do not conflict with or result in a breach or violation of any material term or provision of, or constitute a default under, the charter or by-laws of any of the Master Servicer or the Securities Administrator or, to the best knowledge of such counsel, any indenture or other agreement or instrument to which such party is a party or by which it is bound, or any statute or regulation applicable to such party or any order of any court, regulatory body, administrative agency or governmental body having jurisdiction over such party; and

(xxxvii) There are no legal or governmental actions, investigations or proceedings pending to which any of the Master Servicer or the Securities Administrator is a party, or, to the best knowledge of such counsel, threatened against the such party, (A) asserting the invalidity of the Pooling and Servicing Agreement or (B) which might materially and adversely affect the performance by such party of its obligations under, or the validity or enforceability of, the Pooling and Servicing Agreement.
Such opinion may express its reliance as to factual matters on the representations and warranties made by, and on certificates or other documents furnished by officers of, the parties to the Transaction Documents. Such opinion may assume the due authorization, execution and delivery of the instruments and documents referred to therein by the parties thereto other than the Master Servicer or Securities Administrator. Such opinion may be qualified as an opinion only on the laws of the States of New York and Delaware and the federal law of the United States. To the extent that such counsel relies upon the opinion of other counsel in rendering any portion of its opinion, the opinion of such other counsel shall be attached to and delivered with the opinion of such counsel that is delivered to the Underwriters.
The Underwriters shall have received copies of any opinions of counsel delivered to the rating agencies set forth in the Final Prospectus as rating the Publicly-Offered Certificates, including, but not limited to, any “true sale,” “non-consolidation” or “perfection” opinions. Any such opinions shall be dated the Closing Date and addressed to the Underwriters or accompanied by reliance letters addressed to the Underwriters.
The Underwriters shall have received from their counsel such opinion or opinions, dated the Closing Date, with respect to the issuance and sale of the Publicly-Offered Certificates, the Registration Statement and each Prospectus, and such other related matters as you may reasonably require, including a negative assurance letter with respect to the Preliminary Prospectus or the Final Prospectus.

The Depositor’s independent accountants, Deloitte & Touche LLP shall have furnished to the Underwriters a letter or letters addressed to the Underwriters and dated as of or prior to the date of first use of the Preliminary Prospectus or the Final Prospectus in the form and reflecting the performance of the procedures previously agreed to by the Depositor and the Underwriters.
Subsequent to the date hereof, there shall not have occurred any change, or any development involving a prospective change in or affecting the earnings, business or properties of Redwood Trust, the Depositor or the Seller which, in your judgment, materially impairs the investment quality of the Publicly-Offered Certificates so as to make it impractical or inadvisable to proceed with the public offering or the delivery of the Publicly-Offered Certificates as contemplated by the Final Prospectus.
The Publicly-Offered Certificates shall be rated not lower than the required ratings set forth under the heading “Ratings” in the Final Prospectus, such ratings shall not have been rescinded and no public announcement shall have been made that any such required rating of the Publicly-Offered Certificates has been placed under review (otherwise than for possible upgrading).
The Depositor shall have furnished to the Underwriters such further information, certificates and documents as the Underwriters may reasonably have requested, and all proceedings in connection with the transactions contemplated by this Agreement and all documents incident hereto shall be in all material respects satisfactory in form and substance to the Underwriters and their counsel.

If any of the conditions specified in this Section 6 shall not have been fulfilled when and as provided in this Agreement, this Agreement and all obligations of an Underwriter hereunder may be canceled at, or at any time prior to, the Closing Date by such Underwriter. Notice of such cancellation shall be given to the Depositor in writing, or by telephone or telegraph confirmed in writing.
7. Termination. This Agreement shall be subject to termination in your absolute discretion, by notice given to the Depositor if, subsequent to the date hereof, (i) trading generally shall have been suspended or materially limited on, or by, as the case may be, any of the New York Stock Exchange, the American Stock Exchange, the Nasdaq National Market, the Chicago Board of Options Exchange, the Chicago Mercantile Exchange or the Chicago Board of Trade, (ii) trading of any securities of Redwood Trust or the Depositor shall have been suspended on any exchange or in any over-the-counter market, (iii) a material disruption in securities settlement, payment or clearance services in the United States shall have occurred, (iv) any moratorium on commercial banking activities shall have been declared by Federal or New York State authorities or (v) there shall have occurred any outbreak or escalation of hostilities, or any change in financial markets or any calamity or crisis that, in your judgment, is material and adverse and which, singly or together with any other event specified in this clause (v), makes it, in your judgment, impracticable or inadvisable to proceed with the offer, sale or delivery of the Publicly-Offered Certificates on the terms and in the manner contemplated in the Final Prospectus.
8. Representations and Indemnities to Survive. The respective agreements, representations, warranties, indemnities and other statements of the Depositor, the Seller and Redwood Trust and their respective officers and of each Underwriter set forth in or made pursuant to this Agreement will remain in full force and effect, regardless of any investigation made by or on behalf of any Underwriter or the Depositor, the Seller or Redwood Trust, and will survive delivery of and payment for the Publicly-Offered Certificates. The provisions of Sections 5(a)(iv), 9, 11 and 12 hereof shall survive the termination or cancellation of this Agreement.

9. Reimbursement of Underwriter Expenses. If for any reason, other than default by any Underwriter in its obligation to purchase the Publicly-Offered Certificates or termination by any Underwriter pursuant to Section 7 hereof, the Publicly-Offered Certificates are not delivered as provided herein, the Depositor, the Seller and Redwood Trust jointly and severally agree to reimburse each Underwriter for all damages, losses and out-of-pocket expenses of such Underwriter, including reasonable fees and disbursements of its counsel, reasonably incurred by such Underwriter in making preparations for the purchase, sale and delivery of the Publicly-Offered Certificates, but the Depositor, the Seller and Redwood Trust shall then be under no further liability to any Underwriter with respect to the Publicly-Offered Certificates, except as provided in Sections 5(a)(iv), 8, 11 or 12 hereof.
10. Certain Definitions. For purposes of this Agreement, the following terms shall have the respective meanings set forth below:
Custom Loan Information: Such information regarding the Mortgage Loans as is disseminated by any Underwriter to a potential investor, exclusive of any Seller Mortgage Loan Information (in the form provided by the Depositor) and information included in the Preliminary Term Sheet.

Contract of Sale: A valid contract, whether oral or written, by which a third party becomes committed to purchase any Publicly-Offered Certificates from any Underwriter and such Underwriter becomes committed to sell such Publicly-Offered Certificates to such third party; provided that "Contract of Sale" excludes any action by such third party and such Underwriter prior to such commitments.

Derived Information: Such information regarding the Publicly-Offered Certificates as is disseminated by any Underwriter to a potential investor, which information is prepared on the basis of or derived from Seller Mortgage Loan Information (e.g., tables and/or charts displaying with respect to any Class or Classes of Publicly-Offered Certificates, any of the following: yield, average life, duration, expected maturity, interest rate sensitivity, loss sensitivity) from, but does not include (i) Issuer Information, (ii) information contained in the Registration Statement, any Prospectus or any amendment or supplement to any of them, taking into account information incorporated therein by reference or (iii) Seller Mortgage Loan Information.

Free Writing Prospectus: The Preliminary Term Sheet and any Custom Loan Information, Derived Information or other information relating to the Publicly-Offered Certificates disseminated by the Depositor (with prior notification to the Underwriters pursuant to Section 4) or by any Underwriter (with the prior consent of the Depositor pursuant to Section 4), that constitutes a “free writing prospectus” within the meaning of Rule 405 under the Securities Act.

Issuer Information: Such information as defined in Rule 433(h) under the Securities Act and information that is based on or derived from such information, but excluding Derived Information or Custom Loan Information.

Preliminary Term Sheet: Collectively, the preliminary term sheet dated June 28, 2007 relating to Group 1 of certain classes of the Publicly-Offered Certificates and the preliminary term sheet dated June 28, 2007 relating to Group 2 of certain classes of the Publicly-Offered Certificates.

Seller Mortgage Loan Information: Information relating to the Mortgage Loans furnished by or on behalf of the Depositor or the Seller to the Underwriters.
Spread: The excess, if any, of (i) the purchase prices paid by investors to an Underwriter for the Publicly-Offered Certificates over (ii) the purchase price paid by such Underwriter to the Depositor for the Publicly-Offered Certificates purchased by such Underwriter.
Underwriter Information: The only written information furnished by or on behalf of an Underwriter to the Depositor specifically for use in connection with the preparation of the Registration Statement, any Prospectus or any Free Writing Prospectus, such information being specified on Exhibit A attached hereto.
11. Indemnification. (a) The Depositor, the Seller and Redwood Trust jointly and severally agree to indemnify and hold harmless each Underwriter and each person who controls an Underwriter within the meaning of either the Securities Act or the Exchange Act against any and all losses, claims, damages or liabilities, joint or several, to which they may become subject under the Securities Act, the Exchange Act, or other federal or state statutory law or regulation, at common law or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon (i) any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement or in any revision or amendment thereof or supplement thereto, (ii) the omission or alleged omission to state therein a material fact required to be stated in the Registration Statement or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, (iii) any untrue statement or alleged untrue statement of a material fact contained in the Preliminary Prospectus (expressly including any information relating to a servicer or an originator), taken together with the Designated Static Pool Information, (iv) the omission or alleged omission to state therein a material fact required to be stated in the Preliminary Prospectus (expressly including any information relating to a servicer or an originator), taken together with the Designated Static Pool Information, or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, (v) any untrue statement or alleged untrue statement of a material fact contained in the Final Prospectus (expressly including any information relating to a servicer or an originator), taken together with the Designated Static Pool Information, or in any revision or amendment thereof or supplement thereto, (vi) the omission or alleged omission to state in the Final Prospectus (expressly including any information relating to a servicer or an originator) or the Designated Static Pool Information, or in any revision or amendment thereof or supplement thereto, a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, (vii) any untrue statement or alleged untrue statement of a material fact contained in a Free Writing Prospectus, or (viii) the omission or alleged omission to state therein a material fact required to be stated in a Free Writing Prospectus or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, and further agree to promptly reimburse each such indemnified party for any legal or other expenses reasonably incurred by it or him, as incurred, in connection with investigating or defending or preparing to defend against any such loss, claim, damage, liability or action; provided, however, that none of the Depositor, the Seller or Redwood Trust shall be liable to a particular Underwriter or any person who controls such Underwriter to the extent that any misstatement or alleged misstatement or omission or alleged omission (i) was made in the Preliminary Prospectus, the Final Prospectus, any Free Writing Prospectus, the Registration Statement or the Designated Static Pool Information, as applicable, pursuant to Underwriter Information, Derived Information or Custom Loan Information disseminated by such Underwriter (unless such misstatement or alleged misstatement or omission or alleged omission resulted from an error or material omission in the Seller Mortgage Loan Information) or (ii) was corrected (with such correction timely delivered to the Underwriter) at least one business day prior to the written confirmation of such sale and such correction did not materially and adversely affect the marketing or pricing of the Publicly-Offered Certificates and such Underwriter did not deliver, at or prior to the written confirmation of such sale, a copy of the Final Prospectus as then revised, amended or supplemented in any case where such delivery is required by the Securities Act or the Exchange Act, if the Depositor has previously furnished copies thereof to the Underwriters in accordance with the terms of this Agreement. This agreement as to indemnity will be in addition to any liability that the Depositor, the Seller or Redwood Trust may otherwise have.

Each Underwriter severally agrees to indemnify and hold harmless the Depositor, Redwood Trust and the Seller, the officers of the Depositor who signed the Registration Statement or any amendment thereof, the directors of the Depositor, and each person who controls the Depositor, Redwood Trust or the Seller within the meaning of either the Securities Act or the Exchange Act, to the same extent as the foregoing indemnities from the Depositor, the Seller and Redwood Trust to each Underwriter; provided, however, that an Underwriter will be liable in any such case only to the extent that such untrue statement or alleged untrue statement or omission or alleged omission was made in reliance upon and in conformity with Underwriter Information, Derived Information or Custom Loan Information, as applicable, furnished by that particular Underwriter to the Depositor or to a prospective investor, except to the extent that any untrue statement or alleged untrue statement therein or omission therefrom (or is alleged to have resulted) directly from an error in the Seller Mortgage Loan Information that was used in the preparation of either (x) any Underwriter Information, Derived Information or Custom Loan Information (or amendment or supplement thereof) or (y) any written or electronic materials furnished to prospective investors on which the Underwriter Information (or amendments or supplements) were based. This agreement as to indemnity will be in addition to any liability that any Underwriter may otherwise have.

Promptly after receipt of notice of the commencement of any action by an indemnified party under this Section 11, such indemnified party shall, if a claim in respect thereof is to be made against the indemnifying party under this Section 11, notify the indemnifying party in writing of the commencement thereof; provided, however, that the omission so to notify the indemnifying party will not relieve the indemnifying party from any liability which it may have to any indemnified party, unless the indemnifying party is materially prejudiced by such failure to notify and in any event shall not relieve the indemnifying party from any liability which it may have to any indemnified party other than under this Section 11. In case any such action is brought against any indemnified party and it notifies the indemnifying party of the commencement thereof, the indemnifying party shall be entitled to participate therein, and to the extent that it may elect by written notice delivered to the indemnified party promptly after receiving the aforesaid notice from such indemnified party, to assume the defense thereof, with counsel satisfactory to such indemnified party; provided, however, that if the defendants in any such action include both the indemnified party and the indemnifying party and the indemnified party (including impleaded parties) and the indemnified party or parties shall have reasonably concluded that there may be legal defenses available to it or them and/or other indemnified parties that are different from or additional to those available to the indemnifying party, the indemnified party or parties shall have the right to elect separate counsel to assert such legal defenses and to otherwise participate in the defense of such action on behalf of such indemnified party or parties. Upon receipt of notice from the indemnifying party to such indemnified party of its election so to assume the defense of such action and approval by the indemnified party of counsel, the indemnifying party will not be liable for any legal or other expenses subsequently incurred by such indemnified party in connection with the defense thereof, unless (i) the indemnified party shall have employed separate counsel in connection with the assertion of legal defenses in accordance with the proviso to the next preceding sentence (it being understood, however, that the indemnifying party shall not be liable for the expenses of more than one separate counsel (in addition to local counsel) for each of, and approved by, the Underwriters in the case of paragraph (a) of this Section 11, representing the related indemnified parties under such paragraph (a) who are parties to such action), (ii) the indemnifying party shall not have employed counsel satisfactory to the indemnified party to represent the indemnified party within a reasonable time after notice of commencement of the action or (iii) the indemnifying party has authorized the employment of counsel for the indemnified party at the expense of the indemnifying party; and except that, if clause (i) or (iii) is applicable, such liability shall only be in respect of the counsel referred to in such clause (i) or (iii). No indemnifying party shall, without the consent of the indemnified party, effect any settlement of any pending or threatened proceeding in respect of which any indemnified party is or could have been a party and indemnity could have been sought hereunder by such indemnified party, unless such settlement includes an unconditional release of such indemnified party from all liability on claims that are the subject matter of such proceeding.

12. Contribution. If the indemnification provided for in Section 11 is unavailable or insufficient to hold harmless an indemnified party under Section 11, then each indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of the losses, claims, damages or liabilities referred to in Section 11 above in such proportion as is appropriate to reflect the relative benefits received by the Depositor, the Seller and Redwood Trust on the one hand and the Underwriter on the other from the offering of the Publicly-Offered Certificates or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Depositor, the Seller and Redwood Trust on the one hand and the Underwriter on the other in connection with the statements or omissions or alleged statements or alleged omissions which resulted in such losses, claims, damages or liabilities as well as any other relevant equitable considerations. The relative benefits received by the Depositor, the Seller and Redwood Trust on the one hand and the Underwriters on the other shall be in such proportion so that the Underwriters are responsible for an amount equal to the Spread, and the Depositor, the Seller and Redwood Trust are responsible for the balance. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omissions or alleged omission to state a material fact relates to information supplied by the Depositor, the Seller or Redwood Trust or by the Underwriters and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such untrue statement or omission. The amount paid by an indemnified party as a result of the losses, claims, damages or liabilities referred to in the first sentence of this Section 12 shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any action or claim which is the subject of this Section 12. An Underwriter shall not be required to contribute any amount in excess of (x) the Spread of such Underwriter, over (y) the amount of any damages which the applicable Underwriter has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. The obligation of any Underwriter to contribute under this Section 12 is several in proportion to the portion of the Spread applicable to it. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

13. Successors. This Agreement will inure to the benefit of and be binding upon the parties hereto and their respective successors and assigns, and no other person will have any right or obligation hereunder.
14. Applicable Law. This Agreement will be governed by, and construed in accordance with, the laws of the State of New York applicable to agreements made and to be performed therein, without reference to its conflict of law provisions (other than Section 5-1401 of the General Obligations Law), and the obligations, rights and remedies of the parties hereunder shall be determined in accordance with such laws.
15. No Advisory or Fiduciary Responsibility. The Depositor acknowledges and agrees that: (i) the purchase and sale of the Publicly-Offered Certificates pursuant to this Agreement, including the determination of the public offering price of the Publicly-Offered Certificates and any related discounts and commissions, is an arm’s-length commercial transaction between the Depositor, on the one hand, and the several Underwriters, on the other hand, and the Depositor is capable of evaluating and understanding and understands and accepts the terms, risks and conditions of the transactions contemplated by this Agreement; (ii) in connection with each transaction contemplated hereby and the process leading to such transaction each Underwriter is and has been acting solely as a principal and is not the financial advisor, agent or fiduciary of the Depositor or its affiliates, stockholders, creditors or employees or any other party; (iii) no Underwriter has assumed or will assume an advisory, agency or fiduciary responsibility in favor of the Depositor with respect to any of the transactions contemplated hereby or the process leading thereto (irrespective of whether such Underwriter has advised or is currently advising the Depositor on other matters) or any other obligation to the Depositor except the obligations expressly set forth in this Agreement; (iv) the several Underwriters and their respective affiliates may be engaged in a broad range of transactions that involve interests that differ from those of the Depositor and that the several Underwriters have no obligation to disclose any of such interests by virtue of any advisory, agency or fiduciary relationship; and (v) the Underwriters have not provided any legal, accounting, regulatory or tax advice with respect to the offering contemplated hereby and the Depositor has consulted its own legal, accounting, regulatory and tax advisors to the extent it deemed appropriate.

This Agreement supersedes all prior agreements and understandings (whether written or oral) between the Depositor and the several Underwriters, or any of them, with respect to the subject matter hereof. The Depositor hereby waives and releases, to the fullest extent permitted by law, any claims that the Depositor may have against the several Underwriters with respect to any breach or alleged breach of agency or fiduciary duty.
16. The Depositor acknowledges and agrees that the Underwriters are acting solely in the capacity of an arm's length contractual counterparty to the Depositor with respect to the offering of Publicly-Offered Certificates contemplated hereby (including in connection with determining the terms of the offering) and not as a financial advisor or a fiduciary to, or an agent of, the Depositor or any other person. In addition, neither the Representative nor any other Underwriter is advising the Depositor or any other person as to any legal, tax, investment, accounting or regulatory matters in any jurisdiction. The Depositor shall consult with its own advisors concerning such matters, and the Underwriters shall have no responsibility or liability to the Depositor with respect thereto. Any review by the Underwriters of the Depositor, the transactions contemplated hereby or other matters relating to such transactions will be performed solely for the benefit of the Underwriters and shall not be on behalf of the Depositor

17. Miscellaneous. Time shall be of the essence of this Agreement. This Agreement, together with any contemporaneous written agreements and any prior written agreements (to the extent not superseded by this Agreement) that relate to the offering of the Publicly-Offered Certificates, represents the entire agreement between Depositor, the Seller and Redwood Trust, on the one hand, and the Underwriters, on the other, with respect to the preparation of the Preliminary Prospectus, the Final Prospectus and any Free Writing Prospectus, the conduct of the offering and the purchase and sale of the Publicly-Offered Certificates. Neither this Agreement nor any term hereof may be changed, waived, discharged or terminated except by a writing signed by the party against whom enforcement of such change, waiver, discharge or termination is sought. This Agreement may be signed in any number of counterparts, each of which shall be deemed an original, which taken together shall constitute one and the same instrument.
18. Notices. All communications hereunder shall be in writing and effective only on receipt and, if sent to an Underwriter, shall be delivered to the address specified on the signature page hereof; provided, that in the case of Morgan Stanley & Co. Incorporated, a copy of any such communication shall also be delivered to 1585 Broadway, New York, New York 10036, attention of Jim Lee, Esq. If such notice is sent to the Depositor, the Seller or Redwood Trust, it shall be delivered to One Belvedere Place, Suite 330, Mill Valley, California 94941, attention of John Isbrandtsen, Vice President.

* * *

If the foregoing is in accordance with your understanding of our agreement please sign and return to the undersigned a counterpart hereof, whereupon this Agreement and your acceptance shall represent a binding agreement by and among the Depositor, the Seller, Redwood Trust and each Underwriter relating to the Publicly-Offered Certificates.
Very truly yours,

REDWOOD TRUST, INC.

By:
Name: John Isbrandtsen
Title: Vice President

RWT HOLDINGS, INC.,
as Seller

By:
Name: John Isbrandtsen
Title: Vice President

SEQUOIA RESIDENTIAL FUNDING, INC.,
as Depositor

By:
Name: John Isbrandtsen
Title: Vice President

The foregoing Agreement
is hereby confirmed and accepted by:

MORGAN STANLEY & CO. INCORPORATED

By:
Name:
Title:
Address: Morgan Stanley & Co. Incorporated
 1585 Broadway
 New York, NY 10036

WACHOVIA CAPITAL MARKETS, LLC

By:
Name:
Title:
Address: One Wachovia Center
 301 South College Street
 Charlotte, North Carolina 28288

GREENWICH CAPITAL MARKETS, INC.

By:
Name:
Title:
Address: Greenwich Capital Markets, Inc.
 600 Steamboat Road
 Greenwich, Connecticut 06830

Schedule 1 - Schedule of Publicly-Offered Certificates

Class	Original Class Principal or Notional Amount(1)	Class Interest Rate(2)	Purchase Price Percentage(3)	Original Amount to be purchased by Morgan Stanley & Co. Incorporated	Original Amount to be purchased by Wachovia Capital Markets, LLC	Original Amount to be purchased by Greenwich Capital Markets, Inc.
1-A1	$417,157,000	Adjustable	100.00%	$166,862,800	$125,147,100	$125,147,100
1-A2	$15,875,000	Adjustable	100.00%	$6,350,000	$4,762,500	$4,762,500
1-AR	$100	Variable	100.00%	$100	-	-
1-XA	$432,032,000	Variable	1.27678%	$173,212,800	$129,909,600	$129,909,600
1-XB	$4,850,000	Variable	1.38364%	$1,940,000	$1,455,000	$1,455,000
1-B1	$3,086,000	Adjustable	100.00%	$1,234,400	$925,800	$925,800
1-B2	$1,764,000	Adjustable	100.00%	$705,600	$529,200	$529,200
1-B3	$662,000	Variable	95.19824000%	$264,800	$198,600	$198,600
2A-A1	$130,048,000	Variable	99.33203125%	$52,019,200	$39,014,400	$39,014,400
2A-A2	$5,655,000	Variable	99.01953125%	$2,262,000	$1,696,500	$1,696,500
2-AR	$100	Variable	100.00%	$31,074,400	$23,305,800	$23,305,800
2B-A1	$77,686,000	Variable	99.6640625%	$1,351,200	$1,013,400	$1,013,400
2B-A2	$3,378,000	Variable	99.1484375%	$29,500,800	$22,125,600	$22,125,600
2C-A1	$73,752,000	Variable	99.359375%	$1,282,800	$962,100	$962,100
2C-A2	$3,207,000	Variable	98.984375%	$100	ំ	ំ
2-B1	$5,202,000	Variable	97.65234375%	$2,080,800	$1,560,600	$1,560,600
2-B2	$2,448,000	Variable	96.86328125%	$979,200	$734,400	$734,400
2-B3	$1,529,000	Variable	92.91641%	$611,600	$458,700	$458,700
__________
(1) These balances are approximate, as described in the Final Prospectus.
(2) These Publicly-Offered Certificates will accrue interest based on adjustable rates based on the value of the one-month LIBOR index, or at variable interest rates, as described in the Final Prospectus.
(3) The total underwriting fees/discounts payable to Morgan Stanley & Co. Incorporated shall be $469,148.19; the total underwriting fees/discounts payable to Wachovia Capital Markets, LLC shall be $302,109.38; and the total underwriting fees/discounts payable to Greenwich Capital Markets, Inc. shall be $302,109.38.

EXHIBIT A

The following constitutes Underwriter Information for purposes of Section 10 of this Agreement:

The information set forth in the Preliminary Prospectus Supplement and the Prospectus Supplement (i) in the first and second sentences of the paragraph immediately preceding the penultimate paragraph on the cover page thereof and (ii) in the first and second paragraphs (including the table contained therein) under the caption “Method of Distribution” therein.